SECURITY (PLEDGE) AGREEMENT

         THIS SECURITY (PLEDGE) AGREEMENT ("Pledge Agreement") is made to be effective as of __________, 1997, by ILX Incorporated, ("ILX") to Alan R. Mishkin, husband of Carol Mishkin, dealing with his sole and separate property ("Mishkin").

RECITALS:

         To secure payment of any amounts owing under that certain Installment Promissory Note of even date herewith and in the original principal amount of $675,000.00 (the "Note"), Mishkin has requested that ILX grant Mishkin a security interest in certain collateral, all as more particularly described below.

AGREEMENT:

         NOW, THEREFORE, FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, and upon the representations, warranties and covenants hereinafter set forth, ILX, as collateral security for the payment of any unpaid amounts due under the Note, hereby grants to Mishkin a security interest in all of ILX's right, title and interest, legal and equitable, in and to a 11.5% Class B limited partnership interest in Los Abrigados Partners Limited Partnership, an Arizona limited partnership ("LAP") inclusive of the capital account related to such limited partnership interest (hereinafter referred to as the "Collateral Security").

         1. ILX Representations. ILX hereby represents and warrants to Mishkin that:

                  (a) ILX is the owner of the Collateral Security free and clear from any other pledge, encumbrance or charge whatsoever; and

                  (b) There is no restriction upon the right of ILX to transfer the Collateral Security to Mishkin in accordance with this pledge, and the execution and performance by ILX of this pledge will not violate any agreement or other instrument to which ILX is a party or by which ILX is bound or be in conflict with, result in a breach of or constitute a default under any such agreement or instrument or result in the creation or imposition of any lien, charge or encumbrance upon the Collateral Security except as provided herein, and will not violate any order of any court or other agency.

         2. ILX Covenants.

                           (a) ILX hereby  covenants and warrants  that,  during
the term hereof, ILX will not make or suffer to be made any pledge, hypothecation, mortgage, lien, charge or encumbrance of any kind on or affecting the Collateral Security, except the lien and security interest of this Pledge Agreement. This provision shall not restrict any pledge, hypothecation, mortgage, lien, charge or encumbrance of any kind on or affecting assets owned by LAP.

                           (b)  ILX  will  not  vote  to  modify  the  governing
document of LAP in a manner that would by its terms materially and adversely affect the value of the Collateral Security.

         3. No Transfer. During the term hereof, ILX shall not sell, assign or otherwise transfer all or any portion of the Collateral Security without the prior consent of Mishkin, which shall not be unreasonably withheld with respect to a transfer to an individual or entity affiliated with ILX, but which may be withheld in Mishkin's discretion in all other instances.

         4. Distributions and Exercise Rights of Class B Interest. For the duration of this Pledge Agreement, ILX shall not be entitled to receive any draw(s) made on and in respect to the Collateral Security except to the extent necessary to pay taxes attributable to the Class B Interest that comprises the Collateral Security. For the duration of this Pledge Agreement, and provided that no default exists and is continuing hereunder or under the Note, ILX shall be entitled to exercise any and all rights of ownership of the Collateral Security, including without limitation the right to vote its interest or exercise rights as a limited partner in its sole discretion in connection with any action or transaction relating to LAP.

         5. Default and Remedies. It shall be an event of default hereunder if ILX shall be in default of its material obligations or covenants owing to
Mishkin under the Note, and such default continues for a thirty (30) calendar day period following the date of written notice of default. After such thirty
(30) day period, Mishkin is entitled to foreclose the Security Interest granted herein by sale, assignment, transfer and delivery of the whole or any part of the Collateral Security or any rights or interests therein or pertaining thereto, either at public or private sale, with or without advertisement or notice of sale, or in any other manner, at such price or prices as Mishkin may deem best, either for cash or credit or for future delivery at the option of Mishkin, as to which, (i) in the event of any private sale, Mishkin is hereby relieved from any liability or claim for inadequacy of price; (ii) at any sale (public or private), Mishkin may itself purchase the whole or any part of the
Collateral Security or interest therein being sold; and (iii) if any sale be made on credit or for future delivery, the Collateral Security so sold may be retained by Mishkin until the selling price is paid by the purchaser without any liability on the part of Mishkin in the event of failure of the purchaser to take up and pay for the Collateral Security sold and with the right of Mishkin to sell the Collateral Security again in the event of a default by purchaser. All transfers of the Collateral Security shall be subject to the governing documents of LAP. During such time as a default is continuing, and prior to any transfer or foreclosure hereunder, Mishkin shall be entitled to vote the limited partnership interest representing the Collateral Security on any matter presented to the limited partners of LAP for a vote.

                  In the event of any sale of the Collateral Security or any part thereof pursuant to this paragraph, Mishkin shall apply the net proceeds of the sale or sales first to payment of all costs, expenses, fees and charges, including attorneys' fees, incurred by Mishkin in connection with the collection, sale, delivery or preservation of the Collateral Security or on account of

ILX's default, which sums also shall be deemed secured by the Collateral Security, and next to all interest owing by ILX to Mishkin under the Note, and then to all unpaid principal owing under the Note. In the event there be any surplus after payment and satisfaction of such amounts, such surplus shall be subject to order of ILX.

         7. No Waiver. No delay or omission on the part of Mishkin in exercising any power, right, or remedy hereunder shall operate as a waiver of any such power or right nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power, right or remedy of Mishkin under this instrument or which may be provided by law, it being understood that any extension or indulgence at any time allowed by Mishkin to ILX shall be in reliance upon the understanding that such shall not affect or prejudice the rights, powers and remedies of Mishkin except to the extent specifically set forth in writing by Mishkin and, in that regard, that even any waiver granted in writing shall not be construed as a waiver of any other breach or default hereafter occurring.

         8. Time of the Essence. In construing this Pledge Agreement, time shall be deemed of the essence.

         9. Binding Effect. This instrument shall inure to the benefit of and be
binding  upon  the  parties  hereto  and  their   respective   heirs,   personal
representatives, successors and assigns.

         10. Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Arizona.

         11. Further Assurances. To further secure the security intended by this instrument, ILX shall, upon request of Mishkin from time to time, execute and deliver all further instruments or assurance, including without limitation UCC-1 financing statements, which may be required or appropriate to perfect the security intended to be granted hereby or to further evidence such security.

         12. Termination of Pledge. This Pledge Agreement shall terminate upon ILX's payment of all amounts owing under the Note, upon which payment the Collateral Security, to the extent not applied to the Note, shall be released herefrom and returned to ILX.

         13. Notice. Any notice required hereunder shall be deemed given upon delivery or, if sent by mail, upon deposit in the U.S. Mail, postage prepaid, to the address of the party receiving the notice as follows:

                  In the case of ILX:

                           ILX Incorporated
                           2111 East Highland, Suite 210
                           Phoenix, AZ 85016
                           Attention: Joseph P. Martori, Chairman

                  With a copy to:

                           Anthony A. Bonacci, Esq.
                           Colombo & Bonacci, P.C.
                           2525 East Camelback Road, Suite 840
                           Phoenix, Arizona 85016

                  In the case of Mishkin:

                           Alan R. Mishkin
                           --------------------------------
                           --------------------------------

                  With a copy to:

                           Richard F. Ross, Esq.
                           Squire, Sanders & Dempsey, LLP
                           40 North Central, Suite 2700
                           Phoenix, AZ 85004-4440

         IN WITNESS WHEREOF, the parties have executed this instrument to be effective as of the day and year first above written.

ILX INCORPORATED                            ALAN R. MISHKIN


By:
    ----------------------------------      ------------------------------------
         Joseph P. Martori                  Alan Mishkin

Its:
     ---------------------------------      ------------------------------------
                                            Carol Mishkin

STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this ____ day of ________________, 1997, by Alan R. Mishkin and Carol Mishkin.



                                            ------------------------------------
                                            Notary Public

My Commission Expires:

----------------------



STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         The foregoing instrument was acknowledged before me this ____ day of ________________, 1997, by Joseph P. Martori, as Chairman of ILX Incorporated, on behalf of the corporation.



                                            ------------------------------------
                                            Notary Public

My Commission Expires:

----------------------